Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES

FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC

Business Name (if Different):

Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	JPMorgan Chase Bank, National Association

Business Name (if Different):

Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 26, 2023
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
Moody's Investors Service, Inc.	Global Structured Finance Data Quality Evaluation Approach, February 9, 2022
S&P Global Ratings

Global Methodology And Assumptions: Assessing Pools Of Residential Loans, Jan. 25, 2019

Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

1  |  P a g e

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	April 10, 2025

2  |  P a g e

Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on non-conforming business purpose residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank, National Association (“Client”) during multiple transactions from May 2023 to March 2025 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between January 2022 and February 2025.

(2) Sample size of the assets reviewed.

The Review was conducted on six hundred ninety-nine (699) loans selected by the Client with an aggregate original principal balance of approximately $139.850 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower SSN	First Payment Date	Occupancy	Refi Purpose
Amortization Term	Cash From Borrower	Interest Only	Original CLTV	Representative FICO
Appraisal As-Is Value	Cash To Borrower	Interest Rate Life Floor	Original HLTV	Residual Income Amount
Appraisal Effective Date	City	Investor: Qualifying Housing Ratio	Original Interest Rate	Street
Appraised Value	Coborrower Citizenship	Investor: Qualifying Total Debt Ratio	Original Loan Amount	Subject Debt Service Coverage Ratio
Blanket Mortgage?	Coborrower First Name	Last Property Transfer Date	Original LTV	Total Income
Borrower Citizenship	Coborrower Last Name	Loan Property Count	Original P&I	Universal Loan Identifier (ULI)
Borrower EIN	Contract Sales Price	LTV Valuation Value	Other Financing Junior Total Original Loan Amount	Zip
Borrower First Name	Decision System	Maturity Date	PITIA Reserves Months
Borrower FTHB	Doc Type	Neg Am	Product Description
Borrower Last Name	Escrow Account	Note Date	Property Type

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements.

LEASES REVIEW (699 Mortgage Loans)

3  |  P a g e

DOCUMENT REVIEW

For each Loan, AMC reviewed the corresponding Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application: For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals, and business entities.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a “Property DTI/DSCR” was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

4  |  P a g e

Asset Review: AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood certification is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood certification, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

5  |  P a g e

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

LEASES LIMITED COMPLIANCE REVIEW (71 Mortgage Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

6  |  P a g e

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), and Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were six hundred ninety-nine (699) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, one hundred ninety-three (193) (27.61%)

7  |  P a g e

loans had an overall loan grade of “B”. After all documents were presented, under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria, one hundred ninety-two (192) (27.47%) loans had an overall loan grade of “B”. Two (2) of the loans with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	50
		State Late Charge	13
		State Defect	6
		Loan Package Documentation	6
		Missing Disclosure	4
		Total Compliance Grade (B) Exceptions:	79
Total Compliance Exceptions:			79
Credit	B	Guideline	115
		Loan Package Documentation	43
		Missing Document	22
		Credit	15
		Borrower and Mortgage Eligibility	12
		Insurance	9
		Asset	4
		Title	1
		Hazard Insurance	1
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	223
Total Credit Exceptions:			223
Property	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			303

Exception Type	DBRS, Fitch, Kroll, and Moody's Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	50
		State Late Charge	13
		State Defect	6
		Loan Package Documentation	6
		Missing Disclosure	4
		Total Compliance Grade (B) Exceptions:	79
Total Compliance Exceptions:			79
Credit	B	Guideline	115
		Loan Package Documentation	43

8  |  P a g e

Missing Document	22
Credit	15
Borrower and Mortgage Eligibility	12
Insurance	9
Asset	4
Business Purpose	1
Hazard Insurance	1
Title	1
Total Credit Grade (B) Exceptions:	223
Total Credit Exceptions:	223
Grand Total:	302

COMPLIANCE RESULTS SUMMARY

Of the seventy-one (71) loans that had a compliance review performed, under the applicable NRSRO grading criteria, forty (40) had a Compliance Review “B” grade. Twenty-three (23) of the loans with an overall grade of “B” had multiple compliance exceptions.

NRSRO Grade	# of Loans	% of Loans
A	31	43.66%
B	40	56.34%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the six hundred ninety-nine (699) loans reviewed, under the applicable S&P NRSRO grading criteria, one (1) loan had a Property Review “B” grade for property/appraisal related issues (see exception detail below). All six hundred ninety-nine (699) loans reviewed had a property grade of “A” under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria.

S&P NRSRO Grade	# of Loans	% of Loans
A	698	99.86%
B	1	0.14%
C	0	0.00%
D	0	0.00%

DBRS, Fitch, Kroll, and Moody’s NRSRO Grade	# of Loans	% of Loans
A	699	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

Five hundred forty-five (545) mortgage loans (77.97%) of the total received an “A” Credit Review grade. The one hundred fifty-four (154) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	545	77.97%

9  |  P a g e

B	154	22.03%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred ninety-nine (699) mortgage loans reviewed, three hundred (300) (42.92%) mortgage loans had tape discrepancies across forty-eight (48) unique data fields. The most common tape discrepancies were Subject Debt Service Coverage Ratio (19.74%), Borrower Last Name (16.60%), and Note Date (14.31%).

Field	# of Loans	% of Loans
Subject Debt Service Coverage Ratio	138	19.74%
Borrower Last Name	116	16.60%
Note Date	100	14.31%
Borrower First Name	64	9.16%
Borrower FTHB	57	8.15%
Property Type	33	4.72%
Refi Purpose	23	3.29%
Representative FICO	22	3.15%
Original LTV	18	2.58%
Original CLTV	16	2.29%
# of Units	16	2.29%
Investor: Qualifying Total Debt Ratio	11	1.57%
Street	10	1.43%
Amortization Term	10	1.43%
Original P&I	10	1.43%
Prepayment Penalty	9	1.29%
First Payment Date	9	1.29%
Maturity Date	9	1.29%
Prepayment Penalty Period (months)	6	0.86%
Interest Rate Life Floor	6	0.86%
Original Interest Rate	5	0.72%
Original Loan Amount	5	0.72%
City	5	0.72%
Contract Sales Price	5	0.72%
Interest Only	5	0.72%
Appraisal Effective Date	5	0.72%
Product Description	5	0.72%
Neg Am	5	0.72%
Original HLTV	5	0.72%
PITIA Reserves Months	4	0.57%
Zip	3	0.43%
Appraised Value	3	0.43%
Cash From Borrower	3	0.43%
Loan to Cost (LTC)	3	0.43%

10  |  P a g e

Last Property Transfer Date	3	0.43%
Blanket Mortgage?	3	0.43%
Universal Loan Identifier (ULI)	3	0.43%
Appraisal As-Is Value	2	0.29%
Borrower EIN	2	0.29%
Cash To Borrower	2	0.29%
Loan Property Count	2	0.29%
Borrower SSN	2	0.29%
Coborrower First Name	1	0.14%
Coborrower Last Name	1	0.14%
Amortization Type	1	0.14%
Purpose	1	0.14%
Borrower Citizenship	1	0.14%
Escrow Account	1	0.14%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	699	100.00%	$139,849,920.00	100.00%
Total	699	100.00%	$139,849,920.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	680	97.28%	$133,541,060.00	95.49%
Adjustable	19	2.72%	$6,308,860.00	4.51%
Total	699	100.00%	$139,849,920.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	699	100.00%	$139,849,920.00	100.00%
Total	699	100.00%	$139,849,920.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	339	48.50%	$70,554,602.00	50.45%
Other-than-first-time Home Purchase	258	36.91%	$42,782,558.00	30.59%
Rate/Term Refinance - Borrower Initiated	102	14.59%	$26,512,760.00	18.96%
Total	699	100.00%	$139,849,920.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	697	99.71%	$138,904,720.00	99.32%
361+ Months	2	0.29%	$945,200.00	0.68%
Total	699	100.00%	$139,849,920.00	100.00%

11  |  P a g e

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	465	66.52%	$74,539,037.00	53.30%
1 Family Attached	97	13.88%	$14,617,759.00	10.45%
2 Family	45	6.44%	$10,270,540.00	7.34%
PUD	43	6.15%	$15,048,371.00	10.76%
Condo, Low Rise	15	2.15%	$3,905,463.00	2.79%
5-10 Unit Multi-Family	12	1.72%	$9,179,750.00	6.56%
4 Family	10	1.43%	$5,666,550.00	4.05%
3 Family	8	1.14%	$4,402,950.00	3.15%
Condo, High Rise	3	0.43%	$2,069,500.00	1.48%
Co-op	1	0.14%	$150,000.00	0.11%
Total	699	100.00%	$139,849,920.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	699	100.00%	$139,849,920.00	100.00%
Total	699	100.00%	$139,849,920.00	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	35	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Not Provided Timely	8	B	Compliance
Note Error: Note grace period days less than minimum per state	6	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	5	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	5	B	Compliance
Maryland Late Charge Grace Period Testing	4	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment Test	4	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	2	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment	1	B	Compliance
Pennsylvania First Lien Late Charge Grace Period Testing	1	B	Compliance
Missouri Late Charge Grace Period Testing	1	B	Compliance
California Non Primary Residence Late Charge Grace Period Testing	1	B	Compliance
New Jersey Prepayment Penalty	1	B	Compliance

12  |  P a g e

Alabama Late Charge Percent and Amount Testing	1	B	Compliance
Credit Exception:	88	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	12	B	Credit
Missing Document: Other not provided	12	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	12	B	Credit
Missing Document: Corporate Resolution not provided	11	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	8	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	8	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	7	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	5	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	4	B	Credit
Missing Document: Guarantor Agreement not provided	4	B	Credit
Borrower has open Tradelines which are less than the minimum required by guidelines.	3	B	Credit
Loan to Cost (LTC) exceeds the maximum allowed per guidelines.	3	B	Credit
Missing Document: Final Loan Agreement not provided	3	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	3	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	3	B	Credit
Missing Document: Lease Agreement not provided	3	B	Credit
Missing Document: Tax Certificate not provided	3	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	2	B	Credit
Aged document: Primary Valuation is older than guidelines permit	2	B	Credit
Insufficient funds for Reserves. Guidelines require	2	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	2	B	Credit
Missing Document: Vacation Rental Income Statement (VRBO, Airbnb, etc.) not provided	2	B	Credit
Guideline Requirement: Available for Reserves discrepancy.	1	B	Credit
Missing Document: Explanation Letter not provided	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
Missing Document: Operating Agreement not provided	1	B	Credit
Missing Document: Asset not provided	1	B	Credit
The Guarantor's Percent of Business Ownership does not meet guideline requirements.	1	B	Credit

13  |  P a g e

Missing Document: Certificate of Good Standing not provided	1	B	Credit
Public Record Issue:	1	B	Credit
Missing Document: HUD/CD (Initial Purchase) not provided	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Title Policy Coverage is less than Original Loan Amount.	1	B	Credit
1003 Error: Marital Status was not provided	1	B	Credit
Guideline Issue:Insufficient asset documentation.	1	B	Credit
The Hazard Insurance Policy Effective Date is after closing.	1	B	Credit
Missing Document: Background Check not provided	1	B	Credit
Insurance address does not match Note address.	1	B	Credit
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value. Sec ID: 22	1	B	Property

DBRS, Fitch, Kroll, and Moody’s Exceptions	# of Loans	Grade Impact	Exception Type
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	35	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Not Provided Timely	8	B	Compliance
Note Error: Note grace period days less than minimum per state	6	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	5	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	5	B	Compliance
Maryland Late Charge Grace Period Testing	4	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment Test	4	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	2	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment	1	B	Compliance
Pennsylvania First Lien Late Charge Grace Period Testing	1	B	Compliance
Missouri Late Charge Grace Period Testing	1	B	Compliance
California Non Primary Residence Late Charge Grace Period Testing	1	B	Compliance
New Jersey Prepayment Penalty	1	B	Compliance
Alabama Late Charge Percent and Amount Testing	1	B	Compliance
Credit Exception:	88	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	12	B	Credit
Missing Document: Other not provided	12	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	12	B	Credit
Missing Document: Corporate Resolution not provided	11	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	8	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster	8	B	Credit

14  |  P a g e

that does not have a declared end date.
Aged document: Credit Report is more than 90 days prior to the note date.	7	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	5	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	4	B	Credit
Missing Document: Guarantor Agreement not provided	4	B	Credit
Borrower has open Tradelines which are less than the minimum required by guidelines.	3	B	Credit
Loan to Cost (LTC) exceeds the maximum allowed per guidelines.	3	B	Credit
Missing Document: Final Loan Agreement not provided	3	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	3	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	3	B	Credit
Missing Document: Lease Agreement not provided	3	B	Credit
Missing Document: Tax Certificate not provided	3	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	2	B	Credit
Aged document: Primary Valuation is older than guidelines permit	2	B	Credit
Insufficient funds for Reserves. Guidelines require	2	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	2	B	Credit
Missing Document: Vacation Rental Income Statement (VRBO, Airbnb, etc.) not provided	2	B	Credit
Guideline Requirement: Available for Reserves discrepancy.	1	B	Credit
Missing Document: Explanation Letter not provided	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
Missing Document: Operating Agreement not provided	1	B	Credit
Missing Document: Asset not provided	1	B	Credit
The Guarantor's Percent of Business Ownership does not meet guideline requirements.	1	B	Credit
Missing Document: Certificate of Good Standing not provided	1	B	Credit
Public Record Issue:	1	B	Credit
Missing Document: HUD/CD (Initial Purchase) not provided	1	B	Credit
Guideline Requirement: Maximum Loan Amount discrepancy.	1	B	Credit
Title Policy Coverage is less than Original Loan Amount.	1	B	Credit
1003 Error: Marital Status was not provided	1	B	Credit
Guideline Issue:Insufficient asset documentation.	1	B	Credit
The Hazard Insurance Policy Effective Date is after closing.	1	B	Credit
Missing Document: Background Check not provided	1	B	Credit

15  |  P a g e

Insurance address does not match Note address.	1	B	Credit

16  |  P a g e